LIBERTY NEWPORT
                               GREATER CHINA FUND

                                  Annual Report

                                 August 31, 2002

[photo of man playing with dog on the beach]


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

PRESIDENT'S MESSAGE

[photo of Keith T. Banks]


Dear Shareholder:

The Chinese stock market was not immune to the issues that brought western stock markets down over the past 12 months. A slowdown in capital spending among American, European and Japanese businesses and a spike in oil prices in 2002 resulted in negative stock market returns despite China's thriving economy. With an estimated economic growth rate of approximately 7.0%, the area of greater China benefited from its strong export trade and solid domestic growth. Most westerners would probably be surprised to learn that China has become the largest exporter of personal desktop computers in the world, a source of current strength and future growth potential.

In the report that follows, portfolio manager Chris Legallet provides a detailed discussion of these and other factors that affected the fund's performance and how he hopes to take advantage of opportunities in the future.

We continue to believe that investing in the international equity markets offer long- term investors the potential for growth as well as a way to add diversification to their portfolios. Thank you for investing in Liberty Newport Greater China Fund.


Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

NET ASSET VALUE PER SHARE as of 8/31/02 ($)
         Class A                14.29
         Class B                14.02
         Class C                14.22
         Class Z                14.41

DISTRIBUTIONS DECLARED PER SHARE  9/1/01- 8/31/02 ($)
         Class A                 0.15
         Class B                 0.04
         Class C                 0.04
         Class Z                 0.19


             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

As economic and market conditions change frequently, there can be no assurance that trends described in this report will continue or come to pass.

PERFORMANCE INFORMATION

Value of a $10,000 investment
5/16/97-8/31/02

PERFORMANCE OF A $10,000 INVESTMENT

5/16/97 - 8/31/02 ($)

                  without      with
                   sales       sales
                  charge      charge
---------------------------------------
 Class A          10,952      10,322
---------------------------------------
 Class B          10,588      10,488
---------------------------------------
 Class C          10,740      10,740
---------------------------------------
 Class Z          11,099        n/a
---------------------------------------


[mountain chart data]:


               Class A shares            Class A shares             MSCI Pacific                     MSCI
         without sales charge         with sales charge           ex-Japan Index              China Index

5/1997              $10,000.0                  $9,425.0                $10,000.0                $10,000.0
                     10,000.0                   9,425.0                 10,622.0                  9,887.0
                     13,418.0                  12,646.0                 10,622.0                  9,887.0
                     14,415.0                  13,586.0                 10,854.0                 10,108.0
                     15,104.0                  14,236.0                 10,824.0                 11,492.0
                     13,417.0                  12,645.0                  9,322.0                 12,170.0
                     13,701.0                  12,913.0                  9,640.0                 10,146.0
                     10,149.0                   9,565.0                  7,595.0                  8,499.0
                      9,631.0                   9,077.0                  7,355.0                  6,960.0
                      9,887.0                   9,319.0                  7,374.0                  6,754.0
                      7,778.0                   7,331.0                  6,919.0                  5,036.0
                     10,474.0                   9,872.0                  7,983.0                  6,823.0
                     10,346.0                   9,751.0                  7,888.0                  6,647.0
                      9,352.0                   8,814.0                  7,337.0                  5,962.0
                      7,944.0                   7,487.0                  6,514.0                  5,180.0
                      6,852.0                   6,458.0                  6,121.0                  4,372.0
                      5,963.0                   5,621.0                  5,911.0                  3,581.0
                      4,774.0                   4,499.0                  5,112.0                  2,611.0
                      6,287.0                   5,926.0                  5,579.0                  3,740.0
                      7,770.0                   7,323.0                  6,656.0                  4,112.0
                      8,049.0                   7,586.0                  6,965.0                  4,243.0
                      7,892.0                   7,438.0                  6,885.0                  3,893.0
                      7,097.0                   6,689.0                  6,932.0                  3,169.0
                      6,968.0                   6,568.0                  6,860.0                  3,035.0
                      7,756.0                   7,310.0                  7,402.0                  3,447.0
                      9,000.0                   8,482.0                  8,624.0                  4,313.0
                      8,818.0                   8,311.0                  8,012.0                  4,323.0
                     10,867.0                  10,242.0                  8,672.0                  6,348.0
                     10,336.0                   9,741.0                  8,591.0                  5,555.0
                     10,579.0                   9,970.0                  8,394.0                  5,511.0
                      9,986.0                   9,412.0                  8,238.0                  5,290.0
                     10,366.0                   9,770.0                  8,390.0                  4,863.0
                     12,096.0                  11,400.0                  9,086.0                  4,770.0
                     13,241.0                  12,480.0                  9,816.0                  4,412.0
                     13,302.0                  12,537.0                  9,119.0                  4,219.0
                     14,425.0                  13,595.0                  9,090.0                  3,445.0
                     15,760.0                  14,854.0                  9,168.0                  3,524.0
                     14,061.0                  13,253.0                  8,789.0                  3,856.0
                     13,552.0                  12,773.0                  7,972.0                  3,925.0
                     15,009.0                  14,146.0                  8,902.0                  4,450.0
                     15,503.0                  14,612.0                  8,859.0                  4,365.0
                     15,162.0                  14,290.0                  8,965.0                  4,188.0
                     14,114.0                  13,303.0                  8,374.0                  3,679.0
                     13,287.0                  12,523.0                  7,914.0                  3,507.0
                     12,574.0                  11,851.0                  7,877.0                  3,040.0
                     13,121.0                  12,366.0                  8,288.0                  3,065.0
                     14,107.0                  13,296.0                  8,545.0                  3,509.0
                     13,652.0                  12,867.0                  8,254.0                  3,189.0
                     12,445.0                  11,729.0                  7,315.0                  2,672.0
                     13,408.0                  12,637.0                  7,734.0                  2,943.0
                     13,363.0                  12,594.0                  7,663.0                  3,024.0
                     13,074.0                  12,322.0                  7,662.0                  3,123.0
                     12,436.0                  11,721.0                  7,447.0                  2,700.0
                     11,305.0                  10,655.0                  7,309.0                  2,116.0
                     10,168.0                   9,583.0                  6,230.0                  2,044.0
                     10,585.0                   9,976.0                  6,602.0                  2,096.0
                     11,465.0                  10,805.0                  7,224.0                  2,301.0
                     11,729.0                  11,055.0                  7,469.0                  2,308.0
                     11,706.0                  11,033.0                  7,568.0                  2,092.0
                     11,622.0                  10,953.0                  7,461.0                  2,109.0
                     12,334.0                  11,625.0                  7,789.0                  2,228.0
                     12,871.0                  12,131.0                  7,827.0                  2,325.0
                     12,855.0                  12,116.0                  7,998.0                  2,360.0
                     12,228.0                  11,525.0                  7,575.0                  2,281.0
                     11,493.0                  10,832.0                  7,116.0                  2,181.0
8/2002               10,952.0                  10,322.0                  7,144.0                  2,139.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index is a broad based unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Country indexes are based on MSCI market indexes, assuming dividends are reinvested. Index performance is from April 30, 1997. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

Shares of the Liberty Newport Greater China Fund were offered during a subscription period that began June 20, 1997 and ended July 25, 1997. The subscription proceeds were invested into the fund on July 25, 1997. The fund's performance returns are calculated from its inception date of May 16, 1997.


Average annual total return as of 8/31/02 (%)
Share class                      A                            B                           C                     Z
Inception                     5/16/97                      5/16/97                     5/16/97               5/16/97
-------------------------------------------------------------------------------------------------------------------
                        without        with         without         with         without        with         without
                         sales         sales         sales          sales         sales         sales         sales
                        charge        charge        charge         charge        charge        charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   -3.22         -8.79         -3.93         -8.72         -3.94          -4.90         -3.10
-------------------------------------------------------------------------------------------------------------------
5-year                   -3.98         -5.11         -4.60         -4.98         -4.33          -4.33         -3.73
-------------------------------------------------------------------------------------------------------------------
Life of fund              1.73          0.60          1.08          0.90          1.36           1.36          1.99
-------------------------------------------------------------------------------------------------------------------


Average annual total return as of 6/30/02 (%)
Share class                      A                            B                           C                     Z
-------------------------------------------------------------------------------------------------------------------
                        without        with         without         with         without        with         without
                         sales         sales         sales          sales         sales         sales         sales
                        charge        charge        charge         charge        charge        charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   -6.41        -11.79         -7.03        -11.67         -7.05          -7.98         -6.19
-------------------------------------------------------------------------------------------------------------------
5-year                   -3.22         -4.36         -3.84         -4.22         -3.56          -3.56         -2.96
-------------------------------------------------------------------------------------------------------------------
Life of fund              4.02          2.83          3.37          3.20          3.66           3.66          4.30
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

TOP 10 HOLDINGS AS OF 8/31/02 (%)

Huaneng Power International       10.3
Hong Kong and China Gas            8.5
China Mobile                       6.0
Hutchison Whampoa                  5.8
Hang Seng Bank                     5.7
Li & Fung                          5.5
Sun Hung Kai Properties            5.5
Taiwan Semiconductor               5.3
Zhejiang Expressway                4.5
CNOOC                              4.1

PORTFOLIO HOLDING BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF
NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO HOLD THESE SECURITIES IN THE FUTURE.

Bought
--------------------------------------------------------------------------------

CONVENIENCE RETAIL ASIA

As part of our strategy to leverage China's domestic growth, we initiated a small position in Convenience Retail Asia (1.3% of net assets), which owns the franchise for Circle K stores in Hong Kong and Southern China. We have confidence in the company's management, which has demonstrated its understanding that logistics is a key factor in convenience store operation.

Sold
--------------------------------------------------------------------------------

SOUTH CHINA MORNING POST

We eliminated our long-standing position in this Hong-Kong based
English-language newspaper in keeping with our efforts to focus more of the portfolio on the domestic Chinese consumer. The outlook for the stock was also clouded by declining advertising revenues in Hong Kong.

PORTFOLIO MANAGER'S REPORT

For the 12-month period that ended August 31, 2002, Liberty Newport Greater China Fund class A shares returned negative 3.22% without a sales charge. The fund underperformed its benchmark, the MSCI China Index, which returned 1.08%, and the Morningstar Pacific/Asia ex-Japan category, which returned 7.16% over the same period. The fund's focus on larger, better known companies accounted for the fund's underperformance relative to its benchmark, which includes many smaller companies that do not meet our investment criteria. Also, the benchmark, while it is a reasonable proxy for stock market performance in the area, is not a perfect match with the fund's investment universe. It does not include companies in Hong Kong or Taiwan, both of which the fund includes in its definition of "greater" China.

Disappointing performance from key holdings

Some of the fund's largest investment positions were disappointments, especially in the second half of the year. After a strong first half, Taiwan Semiconductor (5.3% of net assets)1, a leading semiconductor manufacturer with high profile customers such as Motorola and Phillips, was hurt by the global slowdown in demand for technology. (Semiconductors are the chips used to store data in everything from computers to consumer household electronics.) We were also disappointed by the performance of China Mobile (6.0% of net assets), the country's largest wireless communications company. We continue to monitor this position.

A boost from companies tied to China's
developing infrastructure

The fund's investments in companies that are tied to the building and expansion of China's infrastructure made a positive contribution to performance during the period. Approximately 10.3% of the fund's net assets were invested in Huaneng Power International, the largest independent power company in China, which enjoyed double digit gains during the 12-month period. We continue to believe that the stock trades at an attractive valuation relative to its growth potential, which is linked to China's strong domestic economic growth. As China's utilities undergo structural change, the company has also grown through acquisition. Zhejiang Expressway (4.5% of net assets), a toll-road company, is another such opportunity for the

--------------
1 Holdings are disclosed as of August 31, 2002 and are subject to change.

fund. The company has benefited from the government's interest in building roads to benefit economic growth. As the stock price rose, we began to trim our position and take some profits for the fund.

Early in the period we also trimmed our investment in Legend Group (2.2% of net assets), the largest personal computer distributor in China, as prospects for the computer industry dimmed. However, we continue to believe that the long-term prospects for the company are good and we began to add back to our position, albeit slowly, in the second half of the year.

Portfolio positioned to capitalize on current trends
Although China has been somewhat immune to the political and military instability that has rocked other countries during the year, it is not entirely immune from local political risks. A transition in leadership, which is currently underway, and the continued exchange of barbs between mainland China and Taiwan are two issues worth watching. Any threat to the region's interdependence would heighten risk and shareholders should be aware of the potential for volatility.

/s/ Chris Legallet

Chris Legallet

Chris Legallet is the portfolio manager of Liberty Newport Greater China Fund. He is also chief investment officer - international equities. Chris has managed or co-managed the fund since it commenced operations in May, 1997.

International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

TOP 5 SECTORS AS OF 8/31/02 (%)

FINANCIALS              30.2
UTILITIES               21.4
CONSUMER DISCRETIONARY  11.8
INDUSTRIALS              9.8
INFORMATION TECHNOLOGY   8.4

Sectors are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sectors in the future.

INVESTMENT PORTFOLIO

August 31, 2002


COMMON STOCKS - 97.4%             SHARES         VALUE
------------------------------------------------------
CONSUMER DISCRETIONARY - 11.8%
CONSUMER DURABLES & APPAREL - 5.5%
APPAREL & ACCESSORIES - 5.5%
Li & Fung Ltd.                 1,984,000    $ 2,162,079
                                          -------------

PHOTOGRAPHIC PRODUCTS - 0.0%
China Hong Kong Photo
   Products Holdings Ltd.          67,000         4,295
                                          -------------

HOTELS, RESTAURANTS & LEISURE - 1.1%
RESTAURANTS - 1.1%
Cafe de Coral Holdings Ltd.      554,000        422,608
                                          -------------

MEDIA - 2.5%
BROADCASTING & CABLE - 2.5%
Television Broadcasts Ltd.       295,000        954,980
                                          -------------

RETAILING - 2.7%
APPAREL RETAIL - 2.7%

Giordano International Ltd.    2,368,000      1,047,398
                                          -------------

-------------------------------------------------------
CONSUMER STAPLES - 4.1%
FOOD & DRUG RETAILING - 4.1%
FOOD RETAIL - 4.1%
Convenience Retail Asia Ltd. (a)  1,700,000     490,391
President Chain Store Corp.      678,963      1,122,007
                                          -------------
                                              1,612,398
                                          -------------

-------------------------------------------------------
ENERGY - 4.1%
INTEGRATED OIL & GAS - 4.1%
CNOOC Ltd.                     1,144,000      1,591,354
                                          -------------

-------------------------------------------------------
FINANCIALS - 30.2%
BANKS - 9.1%
Hang Seng Bank Ltd.              207,900      2,232,288
HSBC Holdings PLC (b)            112,693      1,297,096
                                          -------------
                                              3,529,384
                                          -------------

DIVERSIFIED FINANCIALS - 9.6%
MULTI-SECTOR HOLDINGS - 9.6%
China Resources
   Enterprises Ltd.            1,326,000      1,504,519
Hutchison Whampoa Ltd.           333,200      2,253,401
                                          -------------
                                              3,757,920
                                          -------------

REAL ESTATE - 11.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 11.5%
Cheung Kong Holdings Ltd.        134,000        957,769
Henderson Land Development
   Co., Ltd.                     420,000      1,373,094
Sun Hung Kai Properties Ltd.     332,000      2,149,515
                                          -------------
                                              4,480,378
                                          -------------



                                  SHARES         VALUE
------------------------------------------------------
INDUSTRIALS - 9.8%
CAPITAL GOODS - 3.9%
ELECTRICAL COMPONENTS & EQUIPMENT - 3.9%
Hon Hai Precision
   Industry Co., Ltd.            101,890     $  387,414
Johnson Electric Holdings Ltd. 1,075,000      1,130,143
                                          -------------
                                              1,517,557
                                          -------------

TRANSPORTATION - 5.9%
HIGHWAYS & RAILTRACKS - 5.9%
Jiangsu Expressway Co.,
   Ltd., Class H               2,198,000        555,143
Zhejiang Expressway Co.,
   Ltd., Class H               5,408,000      1,750,689
                                          -------------
                                              2,305,832
                                          -------------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 8.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 8.4%
COMPUTER HARDWARE - 2.2%
Legend Group Ltd.              2,284,000        856,511
                                          -------------

COMPUTER STORAGE & PERIPHERALS - 0.9%
Asustek Computer, Inc.           140,000        337,818
                                          -------------

SEMICONDUCTORS - 5.3%
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a) 1,427,127      2,082,879
                                          -------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 7.6%
WIRELESS TELECOMMUNICATION SERVICES - 7.6%
China Mobile Ltd. (a)(b)         842,000      2,349,180
China Unicom Ltd. (a)            806,000        594,174
                                          -------------
                                              2,943,354
                                          -------------

-------------------------------------------------------
UTILITIES - 21.4%
ELECTRIC UTILITIES - 12.9%
Beijing Datang Power
   Generation Co., Ltd.,
   Class H                     2,956,000      1,042,193
Huaneng Power International,
   Inc., Class H               5,286,000      3,998,436
                                          -------------
                                              5,040,629
                                          -------------

GAS UTILITIES - 8.5%
Hong Kong and China
   Gas Co., Ltd.               2,476,305      3,317,656
                                          -------------

TOTAL COMMON STOCKS
   (cost of $37,048,961)                     37,965,030
                                          -------------



See notes to investment portfolio.

August 31, 2002


SHORT-TERM OBLIGATION - 1.0%          PAR         VALUE
-------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 08/31/02, due
   09/03/02 at 1.820% collateralized
   by U.S. Treasury Bonds and/or
   Notes with various maturities to
   02/15/29, market value $411,097,
   (repurchase proceeds $402,081)
   (cost of $402,000)           $402,000     $  402,000
                                          -------------

TOTAL INVESTMENTS - 98.4%
   (cost of $37,450,961) (c)                 38,367,030
                                          -------------
OTHER ASSETS & LIABILITIES, NET - 1.6%          634,264
-------------------------------------------------------
NET ASSETS - 100.0%                         $39,001,294
                                          =============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(c) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                      % OF TOTAL
BY COUNTRY                     VALUE       INVESTMENTS
-------------------------------------------------------
Hong Kong                  $32,737,816        85.3%
Taiwan                       3,930,118        10.2
United Kingdom               1,297,096         3.4
United States                  402,000         1.1
                                          -------------
                           $38,367,030       100.0%
                                          =============

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

ASSETS:

Investments, at cost                       $ 37,450,961
                                          -------------
Investments, at value                      $ 38,367,030
Cash                                                563
Foreign currency (cost of $627,537)             626,101
Receivable for:
   Fund shares sold                              28,599
   Interest                                          41
   Dividends                                    130,431
Deferred Trustees' compensation plan              3,119
                                          -------------
     Total Assets                            39,155,884
                                          -------------
LIABILITIES:
Due to Advisor/Administrator                     15,264
Payable for:
   Fund shares repurchased                       19,881
   Management fee                                40,261
   Administration fee                             8,752
   Transfer agent fee                            19,097
   Pricing and bookkeeping fees                   3,166
   Trustees' fee                                    488
   Audit fee                                     22,000
Deferred Trustees' fee                            3,119
Other liabilities                                22,562
                                          -------------
   Total Liabilities                            154,590
                                          -------------
NET ASSETS                                 $ 39,001,294
                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                            $ 78,127,390
Undistributed net investment income             141,784
Accumulated net realized loss               (40,182,204)
Net unrealized appreciation
(depreciation) on:
   Investments                                  916,069
   Foreign currency translations                 (1,745)
                                          -------------
NET ASSETS                                 $ 39,001,294
                                          =============
CLASS A:
Net assets                                 $ 33,201,047
Shares outstanding                            2,322,862
                                          -------------
Net asset value per share                  $      14.29(a)
                                          =============
Maximum offering price per share
   ($14.29/0.9425)                         $      15.16(b)
                                          -------------
CLASS B:
Net assets                                  $ 3,850,257
Shares outstanding                              274,588
                                          -------------
Net asset value and
        offering price per share            $     14.02(a)
                                          =============
CLASS C:
Net assets                                  $ 1,811,783
Shares outstanding                              127,421
                                          -------------
Net asset value and
        offering price per share            $     14.22(a)
                                          =============
CLASS Z:
Net assets                                  $   138,207
Shares outstanding                                9,590
                                          -------------
Net asset value, offering and
   redemption price per share               $     14.41
                                          =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002



INVESTMENT INCOME:
Dividends                                   $ 1,205,974
Interest                                         14,313
                                          -------------
   Total Investment Income
     (net of foreign taxes
     withheld of $20,929)                     1,220,287
                                          -------------
EXPENSES:
Management fee                                  501,962
Administration fee                              109,122
Distribution fee:
   Class B                                       31,755
   Class C                                       12,675
Service fee:
   Class A                                       93,762
   Class B                                       10,585
   Class C                                        4,231
Pricing and bookkeeping fees                     16,055
Transfer agent fee                              179,123
Trustees' fee                                     8,064
Custody fee                                      43,255
Registration fee                                 62,125
Amortization of deferred
   organization expenses                          1,703
Other expenses                                   32,250
                                          -------------
   Total Operating Expenses                   1,106,667
Fees and expenses waived or
   reimbursed by Advisor/Administrator         (124,570)
Custody earnings credit                            (164)
                                          -------------
   Net Operating Expenses                       981,933
Interest expense                                    618
                                          -------------
   Net Expenses                                 982,551
                                          -------------
Net Investment Income                           237,736
                                          -------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                               (1,661,760)
   Foreign currency transactions                  7,151
                                          -------------
     Net realized loss                       (1,654,609)
                                          -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                  507,833
   Foreign currency translations                 (1,799)
                                          -------------
     Net change in unrealized
      appreciation/depreciation                 506,034
                                          -------------
Net Loss                                     (1,148,575)
                                          -------------
Net Decrease in Net Assets
   from Operations                          $  (910,839)
                                          -------------



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                     YEAR ENDED
                                     AUGUST 31,
INCREASE (DECREASE)               ----------------
IN NET ASSETS:                    2002        2001
------------------------------------------------------
OPERATIONS:
Net investment income         $   237,736  $   341,726
Net realized loss on
   investments and foreign
   currency transactions       (1,654,609)  (3,988,679)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations          506,034  (12,695,552)
                              -----------  -----------
Net Decrease from Operations     (910,839) (16,342,505)
                              -----------  -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                       (373,665)          --
   Class B                        (11,000)          --
   Class C                         (3,498)          --
   Class Z                         (2,195)          --
                              -----------  -----------
Total Distributions Declared
   to Shareholders               (390,358)          --
                              -----------  -----------

SHARE TRANSACTIONS:
Class A:
   Subscriptions               39,177,370   36,159,188
   Distributions reinvested       272,269           --
   Redemptions                (42,820,843) (48,827,553)
                              -----------  -----------
     Net Decrease              (3,371,204) (12,668,365)
                              -----------  -----------
Class B:
   Subscriptions                1,634,125    3,039,052
   Distributions reinvested         9,061           --
   Redemptions                 (1,785,215)  (3,711,919)
                              -----------  -----------
     Net Decrease                (142,029)    (672,867)
                              -----------  -----------
Class C:
   Subscriptions                8,269,957    2,731,171
   Distributions reinvested         2,795           --
   Redemptions                 (7,745,504)  (2,288,598)
                              -----------  -----------
     Net Increase                 527,248      442,573
                              -----------  -----------
Class Z:
   Subscriptions                2,966,512    1,490,878
   Distributions reinvested         2,195           --
   Redemptions                 (2,979,944)  (1,467,427)
                              -----------  -----------
     Net Increase (Decrease)      (11,237)      23,451
                              -----------  -----------
Net Decrease from Share
   Transactions                (2,997,222) (12,875,208)
                              -----------  -----------
Total Decrease in Net Assets   (4,298,419) (29,217,713)




                                     YEAR ENDED
                                     AUGUST 31,
                                  ----------------
                                  2002        2001
------------------------------------------------------
NET ASSETS:
Beginning of period          $ 43,299,713  $ 72,517,426
                             ------------  ------------
End of period (including
   undistributed net
   investment income
   of $141,784 and
   $286,846, respectively)   $ 39,001,294  $ 43,299,713
                             ============  ============

CHANGES IN SHARES:
Class A:
   Subscriptions                2,614,029    2,117,049
   Issued for distributions
    reinvested                     17,466           --
   Redemptions                 (2,833,877)  (2,831,634)
                              -----------  -----------
     Net Decrease                (202,382)    (714,585)
                              -----------  -----------
Class B:
   Subscriptions                  108,551      179,612
   Issued for distributions
    reinvested                        589           --
   Redemptions                   (118,333)    (216,669)
                              -----------  -----------
     Net Decrease                  (9,193)     (37,057)
                              -----------  -----------
Class C:
   Subscriptions                  535,143      160,427
   Issued for distributions
    reinvested                        179           --
   Redemptions                   (498,990)    (134,056)
                              -----------  -----------
     Net Increase                  36,332       26,371
                              -----------  -----------
Class Z:
   Subscriptions                  189,434       88,449
   Issued for distributions
    reinvested                        140           --
   Redemptions                   (189,630)     (86,944)
                              -----------  -----------
     Net Increase (Decrease)          (56)       1,505
                              -----------  -----------




See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2002




NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Greater China Fund (the "Fund"), a series of Liberty Funds Trust II, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is mark-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2002 permanent items identified and reclassified among the components of net assets are as follows:

     Undistributed      Accumulated
    Net Investment     Net Realized         Paid-In
        Income             Loss             Capital
       ---------        ----------         --------
        $7,560           $(7,151)            $(409)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the year was as follows:

                         Ordinary
                          Income
                         ---------
                         $390,358

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed
             Ordinary           Unrealized
              Income           Appreciation
             ---------         ------------
             $145,422            $914,324

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

   Year of Expiration      Capital Loss Carryforwards
   ------------------      --------------------------
          2006                       $ 494,399
          2007                      33,041,123
          2008                         703,958
          2010                       5,047,669
                                  ------------
                                   $39,287,149
                                  ------------

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2002, for federal income tax purposes, post-October losses of $895,055 attributable to security transactions were deferred to September 1, 2002.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:

The Administrator is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). The Administrator pays fees to State Street under the Outsourcing Agreement. Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE
AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $9,366 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $5,769, $20,191 and $4,974 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $164 of custody fees were reduced by balance credits for the year ended August 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended August 31, 2002, purchases and sales of investments, other than short-term obligations, were $6,834,572 and $10,372,882, respectively.

Unrealized appreciation (depreciation) at August 31, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation        $  8,418,925
     Gross unrealized depreciation         (7,502,856)
                                          -----------
         Net unrealized appreciation      $   916,069
                                          ===========


OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended August 31, 2002, the Fund's average daily loan balance outstanding on days where borrowings existed was $1,333,333 at a weighted average interest rate of 2.29%.


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------------------------------
CLASS A SHARES                              2002(a)          2001(a)          2000(a)          1999(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 14.91          $ 19.98          $ 13.94           $ 6.34          $ 17.90
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (b)                      0.10             0.12             0.05             0.10             0.09
Net realized and unrealized
   gain (loss) on investments and
   foreign currency                           (0.57)           (5.19)            5.99             7.58           (11.59)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (0.47)           (5.07)            6.04             7.68           (11.50)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.15)              --               --            (0.08)           (0.06)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 14.29          $ 14.91          $ 19.98          $ 13.94           $ 6.34
=======================================================================================================================
Total return (c)(d)                           (3.22)%         (25.38)%          43.33%          121.59%          (64.42)%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                   2.15%             2.15%            2.15%            2.15%            2.15%
Net investment income (e)                      0.65%             0.68%            0.26%            0.92%            0.74%
Waiver/reimbursement                           0.29%              0.21%           0.10%            0.30%            0.31%
Portfolio turnover rate                          16%              14%              28%              20%              58%
Net assets, end of period (000's)          $ 33,201         $ 37,652         $ 64,722         $ 54,623         $ 31,214


(a) For the years ended August 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------------------------------
CLASS B SHARES                              2002(a)          2001(a)          2000(a)          1999(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 14.63          $ 19.75          $ 13.88           $ 6.34          $ 17.86
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (b)              (0.02)           (0.01)           (0.09)            0.02             0.01
Net realized and unrealized
   gain (loss) on investments and
   foreign currency                           (0.55)           (5.11)            5.96             7.52           (11.48)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (0.57)           (5.12)            5.87             7.54           (11.47)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.04)              --               --               --            (0.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 14.02          $ 14.63          $ 19.75          $ 13.88           $ 6.34
=======================================================================================================================
Total return (c)(d)                           (3.93)%         (25.92)%          42.29%          118.93%          (64.36)%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                   2.90%            2.90%            2.90%            2.90%            2.90%
Net investment income (loss) (e)              (0.10)%          (0.07)%          (0.49)%           0.17%           (0.01)%
Waiver/reimbursement                           0.29%            0.21%            0.10%            0.30%            0.31%
Portfolio turnover rate                          16%              14%              28%              20%              58%
Net assets, end of period (000's)           $ 3,850          $ 4,151          $ 6,335          $ 3,423          $ 1,692


(a) For the years ended August 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------------------------------
CLASS C SHARES                              2002(a)          2001(a)          2000(a)          1999(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 14.84          $ 20.03          $ 14.10           $ 6.32          $ 17.86
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (b)              (0.02)           (0.01)           (0.09)            0.02             0.01
Net realized and unrealized
   gain (loss) on investments and
   foreign currency                           (0.56)           (5.18)            6.02             7.76           (11.50)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (0.58)           (5.19)            5.93             7.78           (11.49)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.04)              --               --               --            (0.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 14.22          $ 14.84          $ 20.03          $ 14.10           $ 6.32
=======================================================================================================================
Total return (c)(d)                           (3.94)%         (25.91)%          42.06%          123.10%          (64.46)%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                   2.90%            2.90%            2.90%            2.90%            2.90%
Net investment income (loss) (e)              (0.10)%          (0.07)%          (0.49)%           0.17%           (0.01)%
Waiver/reimbursement                           0.29%            0.21%            0.10%            0.30%            0.31%
Portfolio turnover rate                          16%              14%              28%              20%              58%
Net assets, end of period (000's)           $ 1,812          $ 1,352          $ 1,296            $ 774            $ 443


(a) For the years ended August 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------------------------------
CLASS Z SHARES                              2002(a)          2001(a)          2000(a)          1999(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 15.05          $ 20.11          $ 14.01           $ 6.38          $ 17.91
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (b)                      0.14             0.16             0.09             0.13             0.12
Net realized and unrealized
   gain (loss) on investments and
   foreign currency                           (0.59)           (5.22)            6.01             7.61           (11.58)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (0.45)           (5.06)            6.10             7.74           (11.46)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.19)             --               --             (0.11)           (0.07)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 14.41          $ 15.05          $ 20.11          $ 14.01           $ 6.38
=======================================================================================================================
Total return (c)(d)                           (3.10)%         (25.16)%          43.54%          121.80%          (64.19)%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                   1.90%            1.90%            1.90%            1.90%            1.90%
Net investment income (e)                      0.90%            0.93%            0.51%            1.17%            0.99%
Waiver/reimbursement                           0.29%            0.21%            0.10%            0.30%            0.31%
Portfolio turnover rate                          16%              14%              28%              20%              58%
Net assets, end of period (000's)             $ 138            $ 145            $ 164            $ 112             $ 49


(a) For the years ended August 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of Liberty Funds Trust II and Shareholders of Liberty Newport Greater China Fund:

We have audited the accompanying statement of assets and liabilities of Liberty Newport Greater China Fund (one of the series constituting the Liberty Funds Trust II, the "Trust"), including the Investment Portfolio, as of August 31, 2002, and the related statement of operations for the year ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 1999 were audited by other auditors whose report dated October 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Newport Greater China Fund, a series of Liberty Funds Trust II, at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2002

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

Foreign taxes paid during the fiscal year ended August 31, 2002, amounting to $20,929 ($0.01 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2002.

Gross income derived from sources within foreign countries amounted to $1,226,902 ($0.45 per share) for the fiscal year ended August 31, 2002.

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.



                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        81          None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         81          None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                  83          None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        81          None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      2000     Professor of Economics, University of Washington,      81          None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980; Associate Editor, Journal
                                                     of Money Credit and Banking, since September,
                                                     1993; consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties          83      Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                 (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                   and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                          (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               81          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners      81   Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly             (business products
One Financial Center                                 Chief Executive Officer and Chairman of the              and services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                     International (network
                                                     Corporation)                                                support equipment
                                                                                                            distributor), Jones Lang
                                                                                                               LaSalle (real estate
                                                                                                               management services)
                                                                                                                  and MONY Group
                                                                                                                 (life insurance)



18


TRUSTEES (CONTINUED)

                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs       81  Chairman of the Board
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education               of Directors, Enesco
One Financial Center                                 Industry from 1994 to 1997, and President,               Group, Inc. (designer,
Boston, MA 02111                                     Applications Solutions Division from 1991 to                 importer and
                                                     1994, IBM Corporation [global education and             distributor of giftware
                                                     global applications])                                       and collectibles)





INTERESTED TRUSTEES

William E. Mayer* (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity Partners         83 Lee Enterprises (print
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999                 and online media), WR
One Financial Center                                 (formerly Founding Partner, Development Capital             Hambrecht + Co.
Boston, MA 02111                                     LLC from November 1996 to February 1999;                 (financial service and
                                                     Dean and Professor, College of Business and                 provider), First
                                                     Management, University of Maryland from                  Health (health care)
                                                     October 1992 to November 1996)                           Systech Retail Systems
                                                                                                                 (retail industry
                                                                                                                technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000     Chief Operating Officer of Columbia                   81           None
One Financial Center            and                  Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of the
                                                     advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of
                                                     the advisor since September 2000; Trustee and
                                                     Chairman of the Board of Stein Roe Mutual Funds
                                                     since October 2000; Manager of Stein Roe Floating
                                                     Rate Limited Liability Company since October
                                                     2000 (formerly Vice President of Liberty Funds
                                                     from April 1999 to August 2000; Chief Operating
                                                     Officer and Chief Compliance Officer, Putnam
                                                     Mutual Funds from December 1993 to March 1999)

*  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co, a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.


                      [THIS PAGE INTENTIONALLY LEFT BLANK]


OFFICERS AND TRANSFER AGENT

                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)     President    2001       President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management Group, Inc.                     Officer and Chief Executive Officer of Columbia Management Group since 2001;
590 Madison Avenue, 36th Floor                      President, Chief Executive Officer and Chief Investment Officer of Fleet
Mail Stop NY EH 30636A                              Investment Advisors Inc. since 2000 (formerly Managing Director and Head of U.S.
New York, NY 10022                                  Equity, J.P. Morgan Investment Management from November 1996 to August 2000)

Vicki L. Benjamin (age 41)   Chief       2001       Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Vice President of LFG since April 2001 (formerly Vice President, Corporate
                          Controller                Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                    Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May
                                                    1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38) Treasurer  2000       Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Senior Vice President of
                                                    LFG since January 2001 (formerly Vice President from April 2000 to January 2001;
                                                    Vice President of Colonial Management Associates, Inc. from February 1998 to
                                                    October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to
                                                    January 1998)

Jean S. Loewenberg (age 57)Secretary     2002       Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996



Important Information About This Report

The Transfer Agent for Liberty Newport Greater China Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Greater China Fund

Liberty Newport Greater China Fund  ANNUAL REPORT, AUGUST 31, 2002


[logo]:LIBERTY FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
COPYRIGHT 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621


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